SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):               March 30, 1996
                                                    ---------------------------


                              URT INDUSTRIES, INC.
             (Exact Name of Registrant as specified in its charter)


           Florida                        0-6882                59-1167907
  (State or other jurisdiction of      (Commission           (I.R.S. Employer
    incorporation or organizat           File No.)           Identification No.)


   1180 East Hallandale Beach Blvd., Hallandale, Florida           33009
         (Address of principal executive offices)                (Zip Code)


       Registrant's Telephone number, including area code: (954) 454-5554



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5


      The registrant did not file its Form 10-Q for the quarter ended September 28, 1996 by the November 12, 1996 date by which it was scheduled to be filed. The confirmation hearing with respect to the Plan of Reorganization of the registrant's operating subsidiary, Peaches Entertainment Corporation, has been scheduled for January 3, 1997. The registrant anticipates that if such Plan is approved by the bankruptcy court on or about such date, then the above-described Form 10-Q, as well as the Form 10-Q and Form 10-K discussed in the Form 8-K dated August 22, 1996, will be filed during the month of January, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   URT INDUSTRIES, INC.
                                              -------------------------------
                                                       Registrant


                                              By:     /s/ Allan Wolk
                                                 ----------------------------
                                                  Chairman and President


Date: November 22, 1996